Exhibit 99.2

Contact:	Justin Cressall Treasurer (441) 298-0753
PLATINUM UNDERWRITERS HOLDINGS, LTD. FILES UNIVERSAL SHELF
REGISTRATION STATEMENT FOLLOWING UTILIZATION OF EXISTING SHELF
HAMILTON, BERMUDA, OCTOBER 21, 2005 — Platinum Underwriters Holdings, Ltd. (the “Company”) (NYSE: PTP) today announced that it has filed an unallocated universal shelf registration statement with the Securities and Exchange Commission. Once the universal shelf registration statement has become effective, the Company may issue and sell, in one or more offerings, up to $750 million of debt, equity and other types of securities or a combination of the above, including debt securities of its wholly-owned indirect subsidiary Platinum Underwriters Finance, Inc., unconditionally guaranteed by the Company. The universal shelf registration statement was filed following the utilization of the Company’s allocated capacity under the existing shelf registration statement and is intended to provide the Company with flexibility to take advantage of financing opportunities when, and if, deemed appropriate by the Company. To effect any such sales from time to time, the Company will file one or more supplements to the prospectus forming a part of such registration statement, which will provide details of any proposed offering.
The universal shelf registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold, nor may offers to buy these securities be accepted, prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. A copy of the prospectus supplement with respect to any offering of these securities, when available, may be obtained from the underwriter or underwriters for that offering.
About Platinum
Platinum Underwriters Holdings, Ltd. (NYSE: PTP) is a leading provider of property, casualty and finite risk reinsurance coverages, through reinsurance intermediaries, to a diverse clientele on a worldwide basis. Platinum operates through its principal subsidiaries in Bermuda, the United States and the United Kingdom. The Company has a financial strength rating of A (Excellent) from A.M. Best Company, Inc. For further information, please visit Platinum’s website at www.platinumre.com.
Safe Harbor Statement Regarding Forward-Looking Statements
Management believes certain statements in this press release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as “may,” “should,” “estimate,” “expect,” “anticipate,” “intend,” “believe,” “predict,” “potential,” or words of similar import. Forward-looking statements are necessarily based on estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and risks, many of which are subject to change. These uncertainties and risks include, but are not limited to, conducting operations in a competitive environment; our ability to maintain our A.M. Best Company rating; significant weather-related or other natural or man-made disasters over which the Company has no control; the effectiveness of our loss limitation methods and pricing models; the adequacy of the Company’s liability for unpaid losses and loss adjustment expenses; the availability of retrocessional reinsurance on acceptable terms; our ability to maintain our business relationships with reinsurance brokers; general political and economic conditions, including the effects of civil unrest, war or a prolonged U.S. or global economic downturn or recession; the cyclicality of the property and casualty reinsurance business; market volatility and interest rate and currency exchange rate fluctuation; tax, regulatory or legal restrictions or limitations applicable to the Company or the property and casualty reinsurance business generally; and changes in the Company’s plans, strategies, objectives, expectations or intentions, which may happen at any time at the Company’s discretion. As a consequence, current plans, anticipated actions and future financial condition and results may differ from those expressed in any forward-looking statements made by or on behalf of the Company. Additionally, forward-looking statements speak only as of the date they are made, and we undertake no obligation to release publicly the results of any future revisions or updates we may make to forward-looking statements to reflect new information or circumstances after the date hereof or to reflect the occurrence of future events.
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